Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 19, 2023, between Next.e.GO N.V. (f/k/a Next.e.GO B.V.) (the “Company”), and the holder signatory hereto (the “Holder”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of October 19, 2023, between the Company, the Holder (the “Purchase Agreement”).

The Company and Holder hereby agree as follows:

1. Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Athena” shall have the meaning set forth in Section 6(a).

“Business Combination” shall have the meaning set forth in Section 6(a).

“Business Combination Registration Rights” shall have the meaning set forth in Section 6(a).

“Business Combination Securities” shall have the meaning set forth in Section 6(a).

“Effectiveness Date” means, with respect to any Registration Statement required to be filed hereunder, as soon as reasonably practicable following the filing thereof with the Commission, but no later than the earlier of (i) the 60th calendar day following the filing date thereof if the Commission notifies the Company that it will “review” the Initial Registration Statement (including a limited review) and (ii) the fifth (5th) Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Initial Registration Statement will not be “reviewed” or will not be subject to further review.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Filing Date” means, with respect to the Initial Registration Statement, the 30th calendar day following the later of (i) the date hereof and (ii) the date of the closing of the Business Combination and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest reasonably practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” has the meaning in the preamble.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Ordinary Shares” means the ordinary shares, nominal value of €0.12 per share, of the Company.

“Note” means the Note in the form of Exhibit A attached to the Purchase Agreement.

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” mean, as of any date of determination, (a) all Ordinary Shares issuable upon the conversion of the Note issued or issuable pursuant to the Purchase Agreement and the Note, (b) any additional Ordinary Shares issued and issuable in connection with any anti-dilution provisions in the Purchase Agreement and the Note (in each case, without giving effect to any limitations on conversion set forth in the Purchase Agreement and the Note) and

(c) any securities issued or then issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the Holder (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Sponsor” shall have the meaning set forth in Section 6(a).

2. Shelf Registration.

(a) On or prior to the applicable Filing Date, the Company shall prepare and submit or file with the Commission a Registration Statement covering the resale of the maximum number of Registrable Securities that are not then registered on an effective Registration Statement as agreed between the Company and the Holder, provided, however, that the number of Registrable Securities that are ultimately registered shall be as permitted to be included therein by the Commission (determined as of two Trading Days prior to such submission or filing). Each Registration Statement filed hereunder shall be on Form F-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form F-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(e)). The Company shall cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act by the applicable Effectiveness Date, and shall keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the Holder (the “Effectiveness Period”). The Company shall promptly notify the Holder via facsimile or by e-mail of the effectiveness of a Registration Statement after the Commission telephonically confirms effectiveness with the Commission to the Company. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.

(b) Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform the Holder and use its reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form F-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); provided, however, that prior to filing such amendment, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c) Notwithstanding any other provision of this Agreement, if the Commission sets forth a limitation on the number of securities permitted to be registered on a particular registration statement as a secondary offering the number of securities to be registered on such registration statement will be reduced as follows:

a.	First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities; and

b.	Second, the Company shall reduce Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by Holder.

In the event of a cutback hereunder, the Company shall give the Holder at least one (1) Trading Day prior written notice along with the calculations as to Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d) If Form F-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form F-3 as soon as practicable after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(e) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name Holder or affiliate of Holder as any Underwriter without the prior written consent of Holder.

(f) Subject to the last sentence of Section 6(a), in no event shall the Company include any securities other than Registrable Securities on any Registration Statement without consulting the Holder and its legal counsel prior to filing such Registration Statement with the Commission. Holder acknowledges that it will be disclosed as a “selling shareholder” in each Registration Statement and in any Prospectus contained therein to the extent required by applicable law and to the extent the Prospectus is related to the resale of Registrable Securities.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) not less than three (3) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus, the Company shall (i) furnish to Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of Holder, and (ii) reasonably cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus to which the Holder shall reasonably object in good faith, provided that, the Company is notified of such objection in writing prior to filing such Registration Statement, Prospectus, and, in each case, no later than three (3) Trading Days after the Holder has been so furnished copies of a Registration Statement or one (1) Trading Day after the Holder has been so furnished copies of any related Prospectus. At least five (5) Trading Days prior to any Filing Date (or such shorter period to which the parties agree), the Company shall notify Holder in writing of the information the Company requires from Holder with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of Holder that Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities. To the extent that disclosure contained in an amendment or supplement is consistent to a previously filed Registration Statement or Prospectus and reviewed by Holder, the Company shall be under no obligation to furnish such amendment or supplement to Holder as required herein.

(b) (i) prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities provided, however, that nothing herein shall require the Company to file an annual report on Form 20-F before the end of the relevant grace period afforded by Rule 12b-25 under the Exchange Act, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holder true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holder set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) if during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of Ordinary Shares then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holder of such additional number of Registrable Securities.

(d) notify the Holder of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e) use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) furnish to Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g) subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) prior to any resale of Registrable Securities by Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holder in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) If requested by Holder, cooperate with Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Holder may request.

(j) Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably practicable under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, to prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holder in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holder shall suspend use of such Prospectus. The Company will ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed sixty (60) calendar days (which need not be consecutive days) in any 12-month period.

(k) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holder in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holder is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l) The Company shall use its commercially reasonable efforts to maintain eligibility for use of Form F-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(m)  The Company may require each selling Holder to furnish to the Company a certified statement as to the number of Ordinary Shares beneficially owned by Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares.

4. Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Ordinary Shares is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of Holder or any legal fees or other costs of the Holder.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Ordinary Shares), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding Holder furnished in writing to the Company by Holder expressly for use therein, or to the extent that such information relates to Holder or Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by Holder and prior to the receipt by Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities the Holder in accordance with Section 6(g).

(b) Indemnification by Holder. Holder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to Holder’s information provided in the Selling Shareholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto. In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by Holder in connection with any claim relating to this Section 5 and the amount of any damages Holder has otherwise been required to pay by reason of such untrue statement or omission) received by Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by Holder in connection with any claim relating to this Section 5 and the amount of any damages Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous.

(a) Business Combination Registration Rights. The parties hereto acknowledge that the Company or its affiliate, Next.e.GO Mobile SE, as the case may be, has, in connection with the business combination between Athena Consumer Acquisition Corp. (“Athena”), the Company and Next.e.GO Mobile SE (the “Business Combination”), granted with respect to certain securities (the “Business Combination Securities”) certain registration rights (the “Business Combination Registration Rights”) outside of, and unaffected by, this Agreement to (i) Athena, Athena Consumer Acquisition Sponsor LLC (the “Sponsor”), certain stockholders of Next.e.GO Mobile SE, and certain of Athena’s officers and directors, certain members of the Sponsor and/or their respective affiliates based on a registration rights agreement, to be entered into on or around October 2, 2023, (ii) Brucke Agent LLC regarding the registration of 3,000,000 ordinary shares in the capital of the Company based on a settlement and release agreement between Next.e.GO Mobile SE, the Company, Brucke Agent LLC, Brucke Funding LLC and Vellar Opportunity Fund SPV LLC – Series 3, dated as of June 29, 2023, and (iii) certain note purchasers regarding the registration of 500,000 warrants based on a note purchase and guaranty agreement between Next.e.GO Mobile SE, certain guarantors, UMB Bank, National Association, Echo IP Series 1 LLC and the note purchasers thereunder, dated as of June 30, 2023. The parties hereto acknowledge further, that the securities referred to in the preceding sentence may be registered based on the same registration statement as any other securities referred to in this Agreement one or more in separate registration statements at the discretion of the Company.

(b) Remedies. In the event of a breach by the Company or by Holder of any of their respective obligations under this Agreement, Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(c) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Except as set forth (i) on Schedule 6(c) attached hereto and (ii) the last sentence of Section 6(a), the Ordinary Shares issuable upon conversion of the Note in the transactions contemplated by the Purchase Agreement and the Note, neither the Company nor any of its security holders (other than the Holder in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. Until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, the Company shall not file any registration statements unless such registration statement includes the maximum number of Registrable Securities that are not then registered on an effective Registration Statement, provided that this Section 6(c) shall not prohibit the Company from filing (x) amendments to registration statements filed prior to the date of this Agreement so long as no new securities are registered on any such existing registration statements, (y) registration statements with respect to any Business Combination Registration Rights and (z) any registration statements related to effort by the Company to raise additional debt or equity or hybrid capital; provided that the Company shall not file any Registration Statements following the closing of the Business Combination that does not include the Registrable Securities until all Registrable Securities, not exceeding 20% of the outstanding ordinary shares of the Company or such lower amount as the SEC requires, are registered on an effective Registration Statement.

(d) Discontinued Disposition. By its acquisition of Registrable Securities, Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Holder. Holder may assign its rights hereunder in the manner and to the Persons as permitted under Section 5.6 of the Purchase Agreement.

(h) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(h) or in Section 6(a) hereof, neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(i) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e- mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k) Trial by Jury. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NEXT.E.GO N.V.

/s/ Next.e.GO N.V.
Name:
Title:	Executive Director

[SIGNATURE PAGE OF HOLDER FOLLOWS]

Name of Holder: ACM ARRT M LLC

Signature of Authorized Signatory of Holder: /s/ ACM ARRT M LLC

Name of Authorized Signatory _______________________

Authorized Signatory

Title of Authorized Signatory:  _______________________

[SIGNATURE PAGE OF HOLDER TO NEXT.E.GO N.V. RRA]

Schedule 6(c)

Reference is made to Schedule 3.1(o) to the Securities Purchase Agreement

Schedule 6(h)

Not applicable